                                                                    Exhibit 10.2


                            AMENDMENT AGREEMENT NO. 3
                                       TO
                                CREDIT AGREEMENT

         THIS AMENDMENT AGREEMENT is made and entered into as of this 24th day of September, 2001, by and among THE WACKENHUT CORPORATION, a Florida corporation (herein called the "Borrower"), BANK OF AMERICA, N.A. (the "Agent"), as Agent for the lenders (the "Lenders") party to the Credit Agreement dated November 13, 2000 among such Lenders, Borrower and the Agent, as amended by Amendment Agreement No. 1 dated December 12, 2000 and Amendment Agreement No. 2 dated June 22, 2001 (the "Agreement") and the Lenders whose names are subscribed hereto.

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the aggregate principal amount of up to $112,500,000 as evidenced by the Notes (as defined in the Agreement) and to issue Letters of Credit for the benefit of the Borrower; and

         WHEREAS, as a condition to the making of the loans pursuant to the Agreement the Lenders have required that all Wholly-owned Subsidiaries of the Borrower, other than Titania, guarantee payment of all Obligations of the Borrower arising under the Agreement; and

         WHEREAS, the Borrower has requested that the Agreement be further amended in the manner set forth herein;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. DEFINITIONS. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereinafter amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. AMENDMENT. Subject to the conditions set forth herein, the Agreement is hereby amended, effective as of the date hereof, as follows:

         (a) SECTION 9.1 is hereby amended in its entirety to read as follows:

                           "9.1(a) CONSOLIDATED NET WORTH. Permit at any time
                  Consolidated Net Worth to be less than (i) 90% of Borrower and Subsidiaries Consolidated Net Worth at the Fiscal Quarter ending October 1, 2000 and (ii) as at the last day of each succeeding Fiscal Quarter of the Borrower and until (but excluding) the last day of the next following Fiscal Quarter of the Borrower, the sum of (A) the amount of Consolidated Net Worth required to be maintained pursuant to this SECTION 9.1(A) as at the end of the immediately preceding Fiscal Quarter, plus, (B)



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                  50% of Consolidated Net Income (with no reduction for net
                  losses for any period but including earnings and losses attributable to outstanding Minority Interest) for the Fiscal Quarter of the Borrower ending on such day, plus (C) 75% of the Net Proceeds to the Borrower from the sale of shares of the Borrower's capital stock received during the Fiscal Quarter of the Borrower ending on such date, less (D) losses incurred during the restructuring of Chile, not to exceed $50,000,000, reduced by the amount of any realized tax credit. The calculation of this covenant shall be based upon the consolidated financial statements of the Borrower and its Subsidiaries, without giving affect to any Accounting Adjustments."

         (b) SECTION 9.13 is hereby amended in its entirety to read as follows:

                           "9.13 ADVANCES TO WCC AND CHILE. Make or maintain
                  loans or advances to WCC or Chile, enter into Guaranties for the benefit of WCC or Chile, make capital contributions to WCC or Chile or purchase securities from WCC or Chile, if, after giving effect to any such transaction, the aggregate amount of such outstanding loans and advances, guaranteed obligations, capital contributions and securities purchases shall exceed in the case of WCC $10,000,000 in the aggregate and in the case of Chile $50,000,000 in the aggregate."

         3. AMENDMENT OF AMENDMENT AGREEMENT NO. 2. Subject to the terms and conditions hereof, each of Section 2(b) through Section 2(d) of Amendment Agreement No. 2 dated June 22, 2001 to Credit Agreement is hereby amended by deleting the text therein in its entirety and replacing it with "Intentionally Omitted."

         4. SUBSIDIARY CONSENTS. Each Subsidiary of the Borrower that has delivered a Guaranty to the Agent has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement and
(ii) confirming its guarantee of payment of all the Obligations.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

                  (a) The representations and warranties made by Borrower in
         Article VII of the Agreement are true on and as of the date hereof;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under SECTION 7.6 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

                  (c) The business and properties of the Borrower and its Subsidiaries are not and have not been adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and



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                  (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constitutes a Default or an Event of Default on the part of the Borrower under the Agreement, the Notes or any other Loan Document either immediately or with the lapse of time or the giving of notice, or both.

         6. CONDITIONS. This Amendment Agreement shall become effective upon the Borrower delivering to the Agent seven (7) counterparts of this Amendment Agreement duly executed by the Agent, the Lenders, and the Borrower and consented to by each of the Guarantors.

         7. ENTIRE AGREEMENT. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. FULL FORCE AND EFFECT OF AGREEMENT. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

                  [Remainder of page intentionally left blank.]





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

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                       BORROWER:

                                       THE WACKENHUT CORPORATION



                                       By: /s/ Philip L. Maslow
                                           -------------------------------------
                                       Name:  Philip L. Maslow
                                       Title: Chief Financial Officer

                                       GUARANTORS:

                                       TITANIA ADVERTISING, INCORPORATED
                                       TWC/FL/01, INC.
                                       TWC/FL/02, INC.
                                       WACKENHUT INTERNATIONAL,
                                         INCORPORATED
                                       WACKENHUT SERVICES, INCORPORATED
                                       WACKENHUT AIRLINE SERVICES, INC.
                                       AMERICAN GUARD & ALERT, INCORPORATED
                                       WACKENHUT EDUCATIONAL SERVICES, INC.
                                       WACKENHUT MONITORING SYSTEMS, INC.
                                       WACKENHUT FINANCIAL, INC.
                                       TUHNEKCAW, INC.



                                       By: /s/ Philip L. Maslowe
                                           -------------------------------------
                                       Name:  Philip Maslowe
                                       Title: Vice President

                                       GUARANTORS:

                                       DIVERSIFIED CORRECTIONAL SERVICES,
                                         INCORPORATED
                                       WACKENHUT.COM ONLINE STORE, INC.
                                       SAVE-A-FRIEND, INC.



                                       By: /s/ Ian Green
                                           -------------------------------------
                                       Name:  Ian Green
                                       Title: Vice President





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

                                       GUARANTORS:

                                       WACKENHUT RESOURCES, INCORPORATED
                                       WRI EMPLOYERS INSURANCE, INC.
                                       OASIS STAFFING, INC.
                                         (f/k/a King Staffing, Inc.)
                                       OASIS STAFFING II, INC.
                                         (f/k/a King Temporary Staffing, Inc.)
                                       OASIS OUTSOURCING BENEFITS III, INC.
                                         (f/k/a King Benefits, Inc.)
                                       KING EMPLOYEE SERVICES, INC.
                                       WORKFORCE ALTERNATIVE, INC.
                                       OASIS OUTSOURCING, INC.
                                       OASIS OUTSOURCING II, INC.
                                       OASIS OUTSOURCING III, INC.
                                       OASIS OUTSOURCING IV, INC.
                                       OASIS OUTSOURCING BENEFITS, INC.
                                       WRI STAFFING, INC.
                                       WRI II, INC.
                                       OASIS OUTSOURCING V, INC.
                                         (f/k/a Professional Employee
                                         Management, Inc.)
                                       OASIS OUTSOURCING VI, INC.
                                         (f/k/a Professional Employee
                                         Management II, Inc.)
                                       OASIS OUTSOURCING VII, INC.
                                         (f/k/a Professional
                                         Employee Management III, Inc.)
                                       OASIS OUTSOURCING VIII, INC.
                                         (f/k/a Professional
                                         Employee Management, IV, Inc.)
                                       OASIS OUTSOURCING BENEFITS II, INC.
                                         (f/k/a Professional Employee Management
                                         Benefits, Inc.)
                                       OASIS PAYROLL SERVICES, INC.
                                         (f/k/a Professional Employee
                                         Management Services, Inc.)
                                       OASIS OUTSOURCING IX, INC.



                                       By: /s/ Terry Mayotte
                                           -------------------------------------
                                       Name:  Terry Mayotte
                                       Title: Chief Financial Officer

                                       GUARANTORS:

                                       WACKENHUT SERVICES, LLC
                                       WACKENHUT AVIATION LLC



                                       By: /s/ James L. Long
                                           -------------------------------------
                                       Name:  James L. Long
                                       Title: President

                                       GUARANTORS:

                                       WACKENHUT OF NEVADA, INC.


                                       By: /s/ Alan B. Bernstein
                                           -------------------------------------
                                       Name:  Alan B. Bernstein
                                       Title: President





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

                                       BANK OF AMERICA, N.A.,
                                       as Agent for the Lenders



                                       By: /s/ John E. Williams
                                           -------------------------------------
                                       Name:  John E. Williams
                                       Title: Managing Director



                                       BANK OF AMERICA, N.A.



                                       By: /s/ John E. Williams
                                           -------------------------------------
                                       Name:  John E. Williams
                                       Title: Managing Director








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
                                       SCOTIABANC INC.




                                       By: /s/ Frank F. Sandler
                                           -------------------------------------
                                       Name:  Frank F. Sandler
                                       Title: Managing Director







                                       11
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                                       FIRST UNION NATIONAL BANK



                                       By: /s/ Donald J. Mathews
                                           -------------------------------------
                                       Name:  Donald J. Mathews
                                       Title: Vice President

                                       SUNTRUST BANK




                                       By: /s/ William H. Crawford
                                           -------------------------------------
                                       Name:  William H. Crawford
                                       Title: Vice President







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
                                       DRESDNER BANK LATEINAMERIKA AG,
                                       MIAMI AGENCY



                                       By: /s/ Alan Hills
                                           -------------------------------------
                                       Name:  Alan Hills
                                       Title: Vice President



                                       By: /s/ Frank Huthnance
                                           -------------------------------------
                                       Name:  Frank Huthnance
                                       Title: Vice President







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
                                       BANCO SANTANDER PR



                                       By: /s/ Pedro Diaz Romero
                                           -------------------------------------
                                       Name:  Pedro Diaz Romero
                                       Title: Senior Vice President




                                       By: /s/ Juan Boscio Garcia
                                           -------------------------------------
                                       Name:  Juan Boscio Garcia
                                       Title: Senior Corporate Officer







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